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                                                                     EXHIBIT 4.1


                                [CONVERSE LOGO]

                                 CONVERSE INC.

INCORPORATED UNDER THE LAWS                  THIS CERTIFICATE IS TRANSFERABLE IN
OF THE STATE OF DELAWARE                        CANTON, MA, JERSEY CITY, NJ
                                                      OR NEW YORK, NY

This Is To Certify that                           CUSIP
                                                  [illegible]

is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

CONVERSE INC. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation, and all amendments thereto, to all of which the holder of this certificate assents by his acceptance hereof.

This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[CONVERSE INC. CORPORATE SEAL 2001 DELAWARE]

Dated:

(SIGNATURE TO COME)                        (SIGNATURE TO COME)

CHIEF EXECUTIVE OFFICER                    EXECUTIVE CHAIRMAN OF THE BOARD


COUNTERSIGNED AND REGISTERED:
     EQUISERVE TRUST COMPANY, N.A.

TRANSFER AGENT AND REGISTRAR

BY    [ILLEGIBLE]

AUTHORIZED SIGNATURE
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     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common       UNIF GIFT MIN ACT-________Custodian_________
                                                       (Cust)           (Minor)
TEN ENT -as tenants by the entireties
                                                   under Uniform Gifts to Minors
JT TEN  -as joint tenants with right
         of survivorship and not as                 Act______________________
         tenants in common                                  (State)

      Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________
|                                     |
|                                     |
|_____________________________________|

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE,
  OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated ____________________

_______________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

____________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.